SUNAMERICA SERIES TRUST
Supplement to the Prospectus Dated May 1, 2010
Aggressive Growth Portfolio. In the Portfolio Summary, the Portfolio’s Principal Investment Strategies are deleted in its entirety and replaced with the following:
The Portfolio attempts to achieve its goal by investing primarily in common and preferred stocks of U.S. companies.
The Portfolio invests principally in equity securities of small and mid-capitalization companies that offer the potential for capital growth, with an emphasis on identifying companies that have the prospect for improving sales and earnings growth rates, enjoy a competitive advantage and have effective management with a history of making investments that are in the best interests of shareholders. The subadviser may engage in frequent and active trading of portfolio securities.
The management team distinctly differentiates its investment process through the following five main tenets:
•	Research designed to “Surround the Company.” The team employs a rigorous bottom-up research process to identify solid investments.

•	Research companies across the market cap spectrum to develop unique fundamental insights. The investment team manages large cap, mid cap, and small- to-mid cap strategies.

•	Analysis of current balance sheet to understand future earnings. Financial analysis focuses equally on a company’s income statement and its balance sheet.

•	Disciplined management of valuation targets. The team establishes near-term and long-term price targets for each holding in the portfolio.

•	Construct a portfolio to balance return vs. risk. The portfolio composition is closely monitored, as the subadviser believes that constructing a well-diversified portfolio further reduces risk while enhancing return.
The Portfolio may also invest in U.S. dollar-denominated and U.S. exchange-traded foreign equities, American Depositary Receipts (ADRs).
In the Portfolio Summary, the Principal Risks of Investing in the Portfolio is amended to delete Convertible Securities Risk and Large-Cap Companies Risk.
In the Portfolio Summary, the Performance Information is amended to change the Portfolio’s broad-based benchmark from the Russell Midcap® Growth Index to the Russell 2500® Growth Index. The Russell 2500® Growth Index is more representative of the new portfolio management team’s investment strategy and investment style. The current performance table is deleted in its entirety and replaced with the following:

				Since	Since
				Inception	Inception
	1	5	10	Class 2	Class 3
	Year	Years	Years	(7/9/01)	(9/30/02)
Class 1 Shares	40.55%	-3.99%	-6.09%	N/A	N/A
Class 2 Shares	40.17%	-4.15%	N/A	-2.84%	N/A
Class 3 Shares	39.97%	-4.24%	N/A	N/A	2.56%
Russell 2500® Growth Index	41.66%	2.00%	-0.18%	3.05%	10.06%
Russell Midcap® Growth Index	46.29%	2.40%	-0.52%	3.33%	10.22%

In the Portfolio Summary in the Investment Adviser section, the information about the current portfolio managers is deleted in its entirety and replaced with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Thomas Pence, CFA	2011	Managing Director and Senior Portfolio Manager
Michael Smith, CFA	2011	Portfolio Manager
In the Glossary section under About the Indices” the following definition is added:
The Russell 2500® Growth Index measures the performance of small to mid-cap growth segment of the U.S. equity universe. It includes Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
In the Management section under Wells Capital Management Incorporated (Wells Capital), the portfolio manager information for the Portfolio is deleted in its entirety and replaced with the following:
The Aggressive Growth Portfolio is managed by an investment team comprised of Thomas J. Pence, CFA, and Michael T. Smith, CFA. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. Mr. Pence joined Wells Capital in 2005 and currently has oversight and portfolio management responsibility for the team’s Fundamental Small to Mid Capitalization, Mid Capitalization, Large Capitalization and Large Capitalization Select and All Capitalization growth portfolios. Mr. Smith is a portfolio manager at Wells Capital who also serves as a research analyst with primary responsibilities covering the health care sector for the Fundamental Growth Equity team. He joined Wells Capital in 2005. Messrs. Pence and Smith have been awarded the use of the chartered financial analyst designation.
All changes reflected herein are effective April 4, 2011.
Date: April 7, 2011

Versions:	Class 1 Version A; Class 1 Version B; Class 1 Version D; Version (AG Life); Class 1&3 Version C1; Combined Version 1; and Combined Master